Exhibit 99.1
MARINE | CONCRETE | ENGINEERING & CONSULTING Investor Presentation March 2026

2 DISCLAIMER This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; our pipeline of opportunity; the expected benefits, results, growth and integration of our acquisition of J.E. McAmis; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

Orion Group Holdings (NSYE: ORN) is a leading specialty construction company focused on large, mission-critical infrastructure projects across two operating segments: Marine and Concrete. ORION OVERVIEW BUSINESS DESCRIPTION SERVICES • Marine ⚬ Comprehensive engineering, construction, jetty & breakwater construction, dredging and specialty services • Concrete ⚬ Construction services for commercial, structural, high-rise residential and industrial

WORLD-CLASS SAFETY RECORD Lost time incident rate (LTIR) vs. Industry Average of 2.3 LTIR = 0.13 KEY FACTS AND FIGURES 2025 ENR RECOGNITIONS FISCAL 2026 GUIDANCE $852M $45M 2,000 $640M $900M-$950M $54M-$58M 2025 Revenue 2025 Adj. EBITDA Employees 12/31/25 Backlog REVENUE ADJ. EBITDA • #2 in Marine Ports • #15 in Concrete • NASA Causeway recognized as 2025 ENR Best Project in the Southeast

MARINE OVERVIEW

Construction solutions spanning port expansion & maintenance, jetty & breakwater, bridge, causeway and marine infrastructure construction services to customers across diversified end markets in the U.S., Pacific Islands, Western Canada and Caribbean


Construction

General construction, restoration, maintenance & repair of ports and docks, jetty & breakwater, marine pipelines, marine transportation facilities, bridges and environmental structures


Dredging

Removal of soil, sand and rock from waterways to enhance and preserve navigability


Specialty

Design, salvage, demolition, towing and diving as well as underwater inspection, excavation, repair and engineering

$480M
12/31/2025 Backlog

14.7%
2025 Contribution Adj. EBITDA Margin

$545M
2025 Revenue

$80M
2025 Contribution Adj. EBITDA



$460M U.S. Navy contract to build submarine dry dock at Pearl Harbor


ORION

$120M Grand Bahama Shipyard contract: building the first floating dry docks in Atlantic to lift the largest cruise ships in the world

ORION

5

Heavy Civil | Jetty & Breakwater | Marine | Environmental • 50 years of experience delivering Federal heavy civil construction-- recognized as jetty construction experts and “go-to” provider in harsh environments • Extends and strengthens geographic footprint in Washington, Oregon, Canada, Florida, Alaska and Hawaii • Augments Orion’s equipment fleet with strategic, high-value marine assets, including multiple Jones Act Vessels • High cultural and values alignment • Consideration paid of $60M, plus additional contingent consideration; expected to be accretive to adj. EBITDA and margin • Closed February 3, 2026 Acquisition of J.E. MCAMIS, Strengthening Marine Capabilities

Data centers, office buildings & complexes, airport facilities, medical facilities, retail sites and education facilities High-rise buildings, complexes and stadiums Commercial Structural Wastewater treatment, tank foundations & site work, tilt wall warehouses & terminals and manufacturing sites Industrial Turnkey concrete construction services including place and finish, site work, layout, forming and rebar for clients across manufacturing, data center, institutional, industrial, commercial construction and multi-family construction end markets with hubs in Texas, Florida and Arizona 7 CONCRETE OVERVIEW $307M 2025 Revenue $160M 12/31/2025 Backlog Data centers and campuses High Rise Buildings 4% 2025 Contribution Adj. EBITDA Margin $12M 2025 Contribution Adj. EBITDA

8 VALUED PARTNER TO HIGHLY DIVERSIFIED CUSTOMER BASE ENERGY DATA CENTERS GOVERNMENT OTHER Long-tenured relationships with customers across federal, state & local government and private enterprise

9 ORION KEY HIGHLIGHTS Mission critical specialty construction provider with sustainable competitive advantages 1 Poised to benefit from multiple powerful demand drivers and a robust, growing $23B pipeline 2 Clear, disciplined strategy built on strengthened foundation to drive increased value creation 3 Experienced management team focused on strategy, execution and growth Strong balance sheet that provides flexibility for strategic investment 4 5

High Barriers to Entry • Jones Act prohibits foreign competition in the U.S. marine market • Marine specialty equipment is unique and requires significant upfront investment to enter the market • Orion owns 1000+ pieces of specialty equipment with a replacement value of $600M • Legacy of high customer satisfaction on complex concrete projects • Long-standing, deep customer relationships Why We Win MISSION-CRITICAL SPECIALTY CONSTRUCTION PROVIDER WITH COMPETITIVE ADVANTAGES • Over 100 years of marine and civil engineering experience • Over 40 years of concrete construction expertise for a variety of industries • World-class safety record • Excellent reputation for delivering on time, on budget, with quality • Creative problem solver leveraging engineering group to deliver custom solutions • High-caliber leadership team and skilled workforce driving disciplined execution and growth

LARGE MARKET OPPORTUNITY WITH STRONG, DIVERSE TAILWINDS SUPPORTS $23B PIPELINE

Strong Political Tailwinds
OBBA and Trump directives prioritizing restoration of maritime dominance with investment in shipyards, vessel upgrades, drydocks

Coastal Rehabilitation
Increased disaster recovery from regional weather events, environmental remediation and sea level rise

U.S. Navy Pacific Expansion
U.S. Navy investments in infrastructure across Pacific to support DOD strategy

Energy and Petrochem Security
Investment in domestic energy, LNG, chemical and petrochemical facilities

$1.2T Infrastructure Act
Multi-year catalyst for public sector projects: transportation funding, ports, waterways, water infrastructure and bridges

Data Center Demand
AI driving need for more data centers and power generation across US

Port Expansion and Maintenance
Larger ships via expanded Panama Canal require upgraded shipping channels and expanded infrastructure

U.S. Manufacturing Re-Shoring
Tariff and tax incentives driving reshoring initiatives across the U.S. and demand for new structures

ORION 11

12 MASSIVE U.S. NAVY OPPORTUNITY IN THE PACIFIC • U.S. Navy Pacific Deterrence Initiative (PDI) is actively procuring $80B+ in Multiple Award Construction Contracts to include major waterfront facilities on multiple Pacific Islands • Scope includes new facilities, repair/renovation and upgrades to existing facilities, including wharves/piers, dredging, aprons, and more • Orion was shortlisted on multipe MACC1 contracts, allowing ORN to compete on future task orders, limiting competition landscape Orion anticipates U.S. Navy funding for Pacific Deterrence and shipyard renovations to accelerate and continue for several years 1. MACC, or ‘Multiple Award Construction Contract’ is Indefinite-Delivery/Indefinite-Quantity (IDIQ) vehicle used by NAVFAC (Naval Facilities Engineering Systems Command) to award construction projects—such as waterfront work, piers, dredging support, facilities upgrades, utilities, etc.—to a pool of pre-qualified contractors.

13 TRUSTED DATA CENTER BUILDER TO THE WORLD’S LARGEST HYPERSCALERS 46 Projects Completed or Underway 6.4GW OF DATA CENTER CAPACITY UNDER CONSTRUCTION WITH 83% PRE-LEASED Total pipeline has surged to 46GW TRACK RECORD WITH INDUSTRY LEADERS Orion is well-positioned to capture significant share 2GW 1.6GW 1.4GW 5.9GW Orion’s expansion plan supports data center tailwinds in Texas and other Western states Source: Grandview Research, US Data Center Market Size, Share & Growth Report, 2030 • Industry-leading safety performance that reduces project risk and enhances trust • Disciplined, on-time execution with superior quality, enabling customers to rely on us for their most complex builds WHY WE WIN 28% Of 2025 Concrete Revenue

• Strategic, accretive M&A Criteria: • Augment, add or enhance a capability • Strategic SMEs or equipment • Geographic expansion • Disciplined valuation • Earnings accretive • Capitalizing on massive marine construction opportunities • New potential in concrete in both private and public sectors, enabling infrastructure for AI-driven data centers 14 CLEAR, DISCIPLINED STRATEGY BUILT ON A STRENGTHENED FOUNDATION TO DRIVE GROWTH • Expand geographically and into adjacent market offerings • Leveraging an investment light approach to expansion through strong client relationships Driving organic growth Geographic Expansion Strengthen Operations Foundation Strategic Acquisitions • Focus on high-quality projects at healthy margins • Integrate all businesses onto unified platform to drive scale and efficiency • Improve project management and execution to increase margins • Recruit, develop and retain highly-skilled talent

15 RECORD $23B OPPORTUNITY PIPELINE TO SUPPORT FUTURE GROWTH $6B $7B $10B $0-$50M $50M-$200M $200M+ Total Pipeline by Anticipated Opportunity Size 76% 24% Total Pipeline by Sector Public Private Total Pipeline by Segment Marine Concrete 10% 90% ..$8.5B $7B $7.5B 2026 2027 Beyond Total Pipeline by Anticipated Award Date

16 EXPERIENCED MANAGEMENT TEAM FOCUSED ON GROWTH AND FINANCIAL PERFORMANCE Travis Boone, PE Chief Executive Officer • Transformational leader with significant leadership and management experience across the civil, utility / pipeline and commercial building engineering and construction industries • Prior to joining Orion, served as Regional Chief Executive of AECOM (NYSE:ACM) Travis Boone, PE Chief Executive Officer 30 Years of Experience • Multi-disciplinary finance leader across accounting, tax, FP&A, treasury, financial systems, investor relations, and government compliance. • Further experience in mergers, acquisitions and financial transactions • Former CAO of KBR, Inc. (NYSE:KBR) and previously held leadership positions within KBR finance organization Alison Vasquez Chief Financial Officer 25 Years of Experience • Experience spans global legal, compliance, risk management and oversight across multiple industries • Further experience in corporate and securities law, M&A, corporate governance, legal operations, compliance and contract management • Previous roles have included GC of Newpark Resources and Bristow Group and executive leadership at Transocean Chip Earle General Counsel 25 Years of Experience • Senior Vice President of Strategy & Growth since July 2023 • Experience spans project development, business development leadership, organizational efficiency and innovative & alternative delivery • Prior to joining Orion, held leadership positions at AECOM, most notably as VP of Business Development for ten years Alan Eckman Senior Vice President, Strategy & Growth 25 Years of Experience • SVP of Operations since 2019 • Prior experience in implementing cost savings strategies and project forecasting / controls improvements • Has held multiple construction, project management positions with companies including Kiewit and Zachry Construction Ardell Allred Executive Vice President, Concrete 30 Years of Experience • Most recently SVP at Texas Sterling Construction • Executive-level experience in restructuring, negotiation and resolution as well as division level management with profit and loss responsibilities • Previously held construction and project management positions at companies including Kiewit, Zachry Construction Scott Cromack Executive Vice President, Marine 30 Years of Experience

FINANCIAL PERFORMANCE 17

$17 $23 $24 $42 2021 2022 2023 2024 2025 2026E Adjusted EBITDA $45 $56 18 HISTORICAL ANNUAL FINANCIAL SUMMARY ($ in millions) $601 $748 $712 $796 $852 $925 2021 2022 2023 2024 2025 2026E Revenue 2021 Guidance Midpoint Guidance Midpoint • 2026 Revenue guidance midpoint signals expected growth • 2026 Revenue guidance represents 54% growth since 2021 • 9% CAGR from 2021-2026 • 2026 Adjusted EBITDA guidance more than triples from 2021 • Adjusted EBITDA guidance represents 27% CAGR from 2021-2026

19 FULL YEAR 2025 RESULTS FY 2025 FY 2024 Growth Revenue $852M $796M 7% GAAP EPS $0.06 ($0.05) +$0.11 Adjusted EBITDA $45M $42M 8% Adjusted EPS $0.25 $0.15 +$0.10 Adjusted EBITDA Margin 5.3% 5.3% __

20 FISCAL YEAR 2026 GUIDANCE (AS OF MARCH 4, 2026) FY2026 Revenue $900M to $950M, a 9% annual increase at the midpoint Adjusted EBITDA $54M to $58M, a 24% annual increase at the midpoint Adjusted EPS $0.36 to $0.42, a 56% annual increase at the midpoint Capex $25M to $35M, consistent with 2025 guidance

0 100 200 300 400 500 600 700 800 900 1000 New management joined Orion 21 RECENT EVOLUTION OF BACKLOG BACKLOG ($ in millions) RECENT WINS Manufacturing Facilities USACE Sargent Beach Dredging Project Bridge Replacement Terminal Wharf Expansion Contract in Texas

APPENDIX 22

NON-GAAP SUPPLEMENTAL INFORMATION

Orion Group Holdings, Inc. and Subsidiaries
Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations
(In Thousands, Except Margin Data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
Net (loss) income	$ (240)	$ 6,754	$ 2,488	$ (1,644)
Income tax expense	173	1	419	348
Interest expense, net	1,342	2,935	8,223	13,174
Depreciation and amortization	5,736	5,207	22,262	22,765
EBITDA[1]	7,011	14,897	33,392	34,643
Non-cash share-based compensation	1,432	1,079	5,450	4,009
ERP implementation	236	488	1,367	2,129
Severance	12	19	620	104
Process improvement initiatives	—	589	138	982
Acquisition and integration	494	—	494	—
Loss on extinguishment of debt	3,777	—	3,777	—
Adjusted EBITDA[2]	$ 12,962	$ 17,072	$ 45,238	$ 41,867
Adjusted EBITDA margin[2]	5.6 %	7.9 %	5.3 %	5.3 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.

(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives, acquisition and integration and loss on extinguishment of debt. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

23

NON-GAAP SUPPLEMENTAL INFORMATION 24 Orion Group Holdings, Inc. and Subsidiaries Reconciliation of Adjusted Net Income (Loss) (In thousands except per share information) (Unaudited) Three Months Ended Year Ended December 31, December 31, 2025 2024 2025 2024 Net loss (income) $ (240) $ 6,754 $ 2,488 $ (1,644) Adjusting items and the tax effects: Non-cash share-based compensation 1,432 1,079 5,450 4,009 ERP implementation 236 488 1,367 2,129 Severance 12 19 620 104 Process improvement initiatives — 589 138 982 Acquisition and integration 494 — 494 — Loss on extinguishment of debt 3,777 — 3,777 — Tax rate of 23% applied to adjusting items(1) (1,369) (501) (2,725) (1,662) Reversal of the impact of valuation allowances (987) (2,069) (1,854) 1,275 Adjusted net income $ 3,355 $ 6,359 $ 9,755 $ 5,193 Adjusted EPS $ 0.08 $ 0.16 $ 0.25 $ 0.15 (1) Items are taxed discretely using the Company's blended tax rate.

NON-GAAP SUPPLEMENTAL INFORMATION 25 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Marine Concrete Year ended Year ended December 31, December 31, 2025 2025 Operating income (loss) 29,862 (15,251) Loss on extinguishment of debt (2,415) (1,362) Other income 282 14 Depreciation and amortization 18,983 3,279 EBITDA(1) 46,712 (13,320) Non-cash share-based compensation 4,866 584 ERP implementation 874 493 Severance 603 17 Process improvement initiatives 93 45 Acquisition and integration 494 — Loss on extinguishment of debt 2,415 1,362 Adjusted EBITDA(2) $ 56,057 $ (10,819) Adjusted EBITDA margin(2) 10.3% (3.5)% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives, acquisition and integration and loss on extinguishment of debt. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

NON-GAAP SUPPLEMENTAL INFORMATION

Orion Group Holdings, Inc. and Subsidiaries
Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations
(In Thousands, Except Margin Data)
(Unaudited)

	Year Ending December 31,				
	2021	2022	2023	2024	2025
Net (loss) income	$ (14,560)	$ (12,612)	$ (17,875)	$ (1,644)	$ 2,488
Income tax expense	502	429	330	348	419
Interest expense, net	4,940	4,352	11,556	13,174	8,223
Depreciation and amortization	25,430	24,057	23,878	22,765	22,262
EBITDA[1]	16,312	16,226	17,889	34,643	33,392
Non-cash share-based compensation	2,401	2,754	2,042	4,009	5,450
Net gain on Port Lavaca South Yard property sale	—	—	(5,202)	—	—
ERP implementation	4,925	1,867	1,378	2,129	1,367
Professional fees related to management transition	—	1,118	—	—	—
Severance	96	948	809	104	620
Intangible asset impairment loss	—	—	6,890	—	—
Process improvement initiatives	—	—	—	982	138
Acquisition and integration	—	—	—	—	494
Loss on extinguishment of debt	—	—	—	—	3,777
Net gain on Tampa property sale	(6,435)	—	—	—	—
Adjusted EBITDA[2]	$ 17,299	$ 22,913	$ 23,806	$ 41,867	$ 45,238
Adjusted EBITDA margin[2]	2.9 %	3.1 %	5.3 %	5.3 %	5.3 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, professional fees related to management transition, severance, intangible impairment loss, process improvement initiatives, acquisition and integration, loss on extinguishment of debt and net gain on Tampa property sale. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

26

NON-GAAP SUPPLEMENTAL INFORMATION 27 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA, Unburdened Adjusted EBITDA and Unburdened Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Year Ended December 31, 2025 Marine Concrete Operating income (loss) $ 29,862 $ (15,251) Loss on extinguishment of debt (2,415) (1,362) Other income 282 14 Depreciation and amortization 18,983 3,279 EBITDA(1) 46,712 (13,320) Non-cash share-based compensation 4,866 584 ERP implementation 874 493 Severance 603 17 Process improvement initiatives 93 45 Acquisition and integration 494 — Loss on extinguishment of debt 2,415 1,362 Adjusted EBITDA(2) 56,057 (10,819) Shared service allocation 24,237 22,868 Unburdened Adjusted EBITDA(3) 80,294 12,049 Unburdened Adjusted EBITDA margin(4) $ 14.7% $ 3.9% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives, acquisition and integration and loss on extinguishment of debt. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. (3) Unburdened Adjusted EBITDA is non-GAAP measure calculated as Adjusted EBITDA for the relevant segment (shown above) less the segment’s share of shared service allocation. (4) Unburdened Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Unburdened Adjusted EBITDA by contract revenues.

NON-GAAP SUPPLEMENTAL INFORMATION 28 Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EBITDA Reconciliation (In Thousands) (Unaudited) Year Ending December 31, 2026 Low Estimate High Estimate Net income $ 11,500 $ 15,300 Income tax expense 400 600 Interest expense, net 7,700 7,700 Depreciation and amortization 25,400 25,400 EBITDA(1) 45,000 49,000 Non-cash share-based compensation 7,200 7,200 ERP implementation 1,800 1,800 Acquisition and integration costs(2) — — Adjusted EBITDA(3) $ 54,000 $ 58,000 (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Amounts related to acquisition and integration costs are not yet available because the purchase accounting for the acquisition is still in process. Accordingly, these amounts have not been included in this reconciliation and will be reflected in a future period once the purchase accounting is finalized. (3) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, ERP implementation, acquisition and integration and amortization of purchased intangibles.

NON-GAAP SUPPLEMENTAL INFORMATION 29 Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EPS Reconciliation (In Thousands except per share information) (Unaudited) Year Ending December 31, 2026 Low Estimate High Estimate Net income $ 11,500 $ 15,300 Adjusting items and the tax effects: Non-cash share-based compensation 7,200 7,200 ERP implementation 1,800 1,800 Acquisition and integration costs(1) — — Amortization of purchased intangibles(1) — — Tax rate of 23% applied to adjusting items(2) (2,100) (2,100) Reversal of the impact of valuation allowances (3,700) (5,000) Adjusted net income(3) $ 14,700 $ 17,200 Adjusted EPS(3) $ 0.36 $ 0.42 (1) Amounts related to acquisition and integration costs and amortization of purchased intangibles are not yet available because the purchase accounting for the acquisition is still in process. Accordingly, these amounts have not been included in this reconciliation and will be reflected in a future period once the purchase accounting is finalized. (2) Items are taxed discretely using the Company's blended tax rate. (3) Adjusted net income and Adjusted EPS are non-GAAP measures that represent net income adjusted for share-based compensation, ERP implementation, severance and process improvement initiatives.